Exhibit 10.2.5

SEVENTH MODIFICATION TO LOAN AND SECURITY AGREEMENT AND WAIVER This Seventh Modification to Loan and Security Agreement and Waiver (the “Modification”) is entered into as of January 14, 2016, by and between COMERICA BANK (“Bank”) and NEUROMETRIX, INC., a Delaware corporation (“Borrower”). RECITALS Borrower and Bank are parties to that certain Loan and Security Agreement dated as of March 5, 2010 (as amended from time to time, including, without limitation, by that certain First Modification to Loan and Security Agreement dated as of March 1, 2011, that certain Second Modification to Loan and Security Agreement, dated as of February 15, 2012, that certain Third Modification to Loan and Security Agreement, dated as of April 19, 2012, that certain Fourth Modification to Loan and Security Agreement, dated as of January 28, 2013, that certain Fifth Modification to Loan and Security Agreement dated as of January 31, 2014, and that certain Sixth Modification to Loan and Security Agreement dated as of January 23, 2015, collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Modification. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: AGREEMENT I. Incorporation by Reference. The Recitals and the documents referred to therein are incorporated herein by this reference. Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Agreement. II. Modification to the Agreement. Subject to the satisfaction of the conditions precedent as set forth in Article V hereof, the Agreement is hereby modified as set forth below. A. The following defined terms in Exhibit A of the Agreement are hereby amended and restated in their entirety to read as follows: “Revolving Maturity Date” means January 15,2017. III, Waiver. Borrower acknowledges that as of the date of the Amendment, there is ail existing and uncured Event of Default arising from Borrower’s failure to comply with Section 7.6 of the Agreement which required that the Borrower would not pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock without the Bank’s prior written consent (“Existing Default”). Bank waives the Existing Default for Borrower’s failure to obtain Bank’s prior written consent prior to paying any dividends or making any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock. Bank does not waive any other failure by Borrower to perform any of its obligations under the Agreement or any other Loan Documents at any time. This waiver is not a continuing waiver with respect to any failure by Borrower to perform any obligations, is specific as to content and time and shall not constitute a waiver of any other current or future default or breach of any covenants contained in the Agreement or the terms and conditions of any other documents signed by Borrower in favor of Bank. The Bank may still exercise its rights or any other or future rights against Borrower because of any other breach not waived herein. IV. Legal Effect. The Agreement is hereby amended wherever necessary to reflect the changes described above. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Agreement. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Agreement and the other Loan Documents. Except as expressly modified pursuant to this Modification, the terms of the Agreement and the other Loan Documents remain unchanged, and in full force and effect. Nothing in this Modification shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties, all makers and endorsers of the Agreement and the other Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Modification. Bank’s agreement to modifications to the existing Agreement pursuant to this Modification in no way shall obligate Bank to make any future modifications to the Agreement. The terms of this paragraph apply not only to this Modification, but also to all subsequent loan modification requests. This Modification may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This is an integrated Modification and supersedes all prior negotiations and agreements regarding the subject matter hereof. All modifications hereto must be in writing and signed by the parties. V. Conditions Precedent. Except as specifically set forth in this Modification, all of the terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The effectiveness of this Modification is conditioned upon receipt by Bank of: A. This Modification, duly executed by Borrower; B. A corporate resolution and incumbency certification of Borrower; C. A legal fee from Borrower in the amount of $350; and D. Such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate. IN WITNESS WHEREOF, the undersigned have executed this Modification as of-the first date above written. NEUROMETRIX, INC. By: /s/ Thomas Higgins Name: Thomas Higgins Title: Chief Financial Officer COMERICA BANK By: /s/ Jason Pan Name: Jason Pan Title: Vice President

 CORPORATION RESOLUTIONS AND INCUMBENCY CERTIFICATION AUTHORITY TO PROCURE LOANS I certify that I am the duly elected and qualified Secretary of Neurometrix, Inc., a Delaware corporation (the "Corporation"), and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes. Copy of Resolutions: Be it Resolved, that: 1. Any one (1) of the following (insert titles only) Chief Executive Officer or Chief Financial Officer of the Corporation (the “Authorized Signer(s)’’) are/is authorized, for, on behalf of, and in the name of the Corporation to: (a) Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (the "Bank"), up to an amount not exceeding $_________________, In aggregate (if left blank, then unlimited); (b) Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount; (c) Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation; (d) Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; (e) Issue and/or execute one or more warrants for the purchase of the Corporation's capital stock to Bank; (f) Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents, including but not limited to that certain Seventh Modification to Loan and Security Agreement and Waiver dated as of January 14. 2016. To carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation's property and assets; and (g) appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, to request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes. 2. Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the Authorized Signer(s) or Delegated Person(s) (if any), whether so payable to the order of any of said Authorized Signer(s) or Delegated Person(s) (if any) in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said Authorized Signer(s) or Delegated Person(s) (if any) or not. 3. Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation. 4. These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions). 5. Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation. 6. The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions. I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively: (PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW) NAME(Type or Print) TITLE SIGNATURE Shai Gozani Chief Executive Officer /s/ Shai Gozani Thomas Higgins Chief Financial Officer /s/ Thomas Higgins In Witness Whereof, I have affixed my name as Secretary on January 14,2016. /s/ Shai Gozani Secretary The Above Statement are Correct SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN THE SECRETARY WHEN THE SECRETARY IS THE SOLE AUTHORIZED SIGNER SET FORTH ABOVE Failure to complete the above when the Secretary is the sole Authorized Signer set forth above, shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation